SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                  Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                      Commission File Number 000-28063


                  September 18, 2002 (September 17, 2002)
              Date of Report (Date Of Earliest Event Reported)


                              deltathree, Inc.
           (Exact name of Registrant as specified in its charter)


         Delaware                                            13-4006766
(State or Other Jurisdiction of                            (IRS Employer
Incorporation or Organization)                             Identification No.)


75 Broad Street, 31st floor, New York, New York               10004
(Address of Principal Executive Office)                     (Zip Code)


                               (212) 500-4850
            (Registrant's telephone number, including area code)


                                    None
    (Former name, former address and former fiscal year, if applicable)




Item 5.  Other Events.

         On September 17, 2002, deltathree, Inc. (the "Company") announced that the listing of the Company's Class A Common Stock, par value $0.001 per share (the "Common Stock"), has been transferred from the Nasdaq National Market to the Nasdaq SmallCap Market effective as of the opening of business on September 17, 2002. A copy of the press release announcing the transfer of the Company's Common Stock listing is attached hereto as
Exhibit 99.1 and is incorporated by reference in its entirety.


Item 7.  Exhibits.

(c)      Exhibits

Exhibit
No.         Description

 99.1       Press Release issued by deltathree, Inc. dated September 17, 2002.



                                 SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              DELTATHREE, INC.


                              By: /s/ Paul C. White
                                  -------------------------
                                  Paul C. White
                                  Chief Financial Officer


Date:  September 18, 2002


                              DELTATHREE, INC.
                         CURRENT REPORT ON FORM 8-K
            Report Dated September 18, 2002 (September 17, 2002)


                               EXHIBIT INDEX

Exhibit
No.         Description

99.1        Press Release issued by deltathree, Inc. dated September 17, 2002.

                                                               Exhibit 99.1

Press Release

                     deltathree Transfers Stock Listing
                         to Nasdaq SmallCap Market

New York, September 17, 2002 - deltathree, Inc. (Nasdaq: DDDC), the leading provider of SIP-based hosted communications solutions for service providers and consumers worldwide, today announced Nasdaq's approval for the listing of deltathree's common stock on the Nasdaq SmallCap Market. deltathree's common stock has been transferred from the Nasdaq National Market to the Nasdaq SmallCap Market effective as of the open of business today. deltathree's common stock will continue to be listed under the trading symbol "DDDC".

deltathree currently meets all criteria for continued inclusion in the Nasdaq SmallCap Market except for the $1.00 minimum bid price per share requirement. deltathree has an initial grace period until December 4, 2002, to demonstrate a closing bid price of at least $1.00 for a minimum of ten consecutive trading days. Should deltathree not comply with the minimum bid price requirement within this grace period, the Company will be eligible for an additional 180 day grace period ending June 2, 2003, to meet the $1.00 minimum bid price requirement provided deltathree can demonstrate it remains in compliance with the Nasdaq SmallCap Market's initial listing standards.

Shimmy Zimels, deltathree chief executive officer stated, "The move to transfer our common stock listing to the Nasdaq SmallCap market provides a logical transition to a stock exchange that's primary focus is to create a fair and efficient marketplace for small capitalization issues."

Nasdaq regulations allow for the transfer back to the Nasdaq National Market should deltathree maintain a minimum bid price of $1.00 for at least 30 consecutive trading days by June 2, 2003, and comply at all times with other applicable continued listing requirements for the Nasdaq National Market.

About deltathree, Inc.

Founded in 1996, deltathree is the leading provider of hosted, SIP-based VoIP products and services. deltathree provides private-label products, including PC-to-Phone, Phone-to-Phone, and Broadband Phone, as well as back-office services such as billing, operations management, marketing support, and network management, to service providers worldwide. deltathree's consumer division, iConnectHere, provides award-winning VoIP products directly to consumers. Our high quality Internet telephony solutions are viable and cost-effective alternatives to traditional telephone services.

For investor relations, contact Erik Knettel of Thomson Financial Corporate Group at (212) 807-5057. For more information about deltathree, visit our web site at http://corp.deltathree.com.

Except for historical matters contained herein, the matters discussed in this press release are forward- looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements reflect numerous assumptions and involve risks and uncertainties that may affect deltathree's business and prospects and cause actual results to differ materially from these forward-looking statements.

Among the factors that could cause actual results to differ are the inherent uncertainty of financial estimates and projections, the competitive environment for Internet telephony, deltathree's limited operating history, changes of rates of all related telecommunications services, the level and rate of customer acceptance of new products and services, legislation that may affect the Internet telephony industry, rapid technological changes, and other risk factors contained in deltathree's periodic reports on Form 10-K and Form 10-Q on file with the SEC and available through http://www.sec.gov.